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                                                                     Exhibit 1.1

                               14,000,000 Shares



                               Ceres Group, Inc.

                                  Common Stock
                           par value $0.001 per share

                              -------------------



                             UNDERWRITING AGREEMENT
                             ----------------------

                                                            December [   ], 2001

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
Sandler O'Neill & Partners, L.P.
Stifel Nicolaus & Company Incorporated
    As Representatives of the several Underwriters
        named in Schedule I hereto,
c/o Friedman, Billings, Ramsey & Co., Inc.
2000 Auburn Drive, Suite 200
Cleveland, Ohio  44122


Ladies and Gentlemen:

         Ceres Group, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 14,000,000 shares (the "Firm Shares") and, at the election of the Underwriters, up to 2,100,000 additional shares (the "Optional Shares") of the common stock, par value $0.001 per share ("Stock") of the Company (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the "Shares").

1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

         (a) A registration statement on Form S-1, as amended prior to the date hereof, (File No. 333- 59784) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to the Representatives, and, excluding exhibits thereto, delivered to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as
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amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, is hereinafter called a "Preliminary Prospectus;" the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereinafter becomes effective, are hereinafter collectively called the "Registration Statement;" and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus;"

         (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission. Each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Friedman, Billings, Ramsey & Co., Inc., Sandler O'Neill & Partners, L.P. or Stifel Nicolaus & Company Incorporated expressly for use therein;

         (c) This Agreement has been duly authorized, executed and delivered by the Company;

         (d) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform as of their dates and at the time of the filing and effectiveness thereof, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder. The Registration Statements and any amendment thereto and the Prospectus and any amendment or supplement thereto do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Friedman, Billings, Ramsey & Co., Inc., Sandler O'Neill & Partners, L.P. or Stifel Nicolaus & Company Incorporated expressly for use therein;

         (e) Since the respective dates as of which information is given in the Registration Statement and the Prospectus: (i) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, (ii) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise (a "Material Adverse


                                       2
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Effect"), (iii) there have been no transactions entered into by the Company or any of its subsidiaries, other than in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (iv) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries;

         (f) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus present fairly the financial condition and results of operations of the entities shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally acceptable accounting principles applied on a consistent basis throughout the periods involved, except as otherwise stated therein; and the pro forma consolidated statements of operations (including the related notes) filed as part of the Registration Statement or included in the Prospectus are based upon good faith estimates and assumptions believed by the Company to be reasonable at the time made and have been prepared in accordance with the applicable requirements of Regulation S-X;

         (g) The statutory annual and quarterly statements of the subsidiaries of the Company engaged in the business of insurance and listed on Schedule II hereto (the "Insurance Subsidiaries") required to file such statutory statements and the statutory balance sheets and income statements included in such statutory annual and quarterly statements, most recently filed in each state where they are required to be filed, or from which certain ratios and other statistical data filed as part of the Registration Statement or included in the Prospectus have been derived, have been prepared in conformity with accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the insurance departments of their respective domiciliary states in effect at such time of preparation ("SAP"), and present fairly in all material respects the statutory financial position of the respective Insurance Subsidiaries (on a statutory basis) for the periods covered thereby;

         (h) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease or sublease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases or subleases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession or the leased or subleased premises under any such lease or sublease, except as would not, individually or in the aggregate, have a Material Adverse Effect;

         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus (including the power to execute and deliver this Agreement and to consummate the transactions contemplated thereby) and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of the State of Ohio and each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified in any such jurisdiction could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

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         (j) Each of the Insurance Subsidiaries and the other subsidiaries of the Company listed on Schedule III hereto (the "Material Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business or obtained the required licences or certificates of authority, as applicable, and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified in any such jurisdiction could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

         (k) All ceded reinsurance and retrocessional treaties, contracts, agreements and arrangements to which the Company or any of its subsidiaries is a party are in full force and effect and neither the Company nor any of such subsidiaries is in violation of, or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, except for such violations or defaults which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; neither the Company nor any such subsidiaries has received any notice from any of the other parties to such agreements that such other party intends not to perform in any material respect such agreement and none of the Company or any such subsidiaries has any reason to believe that any of the other parties to such agreements will be unable to perform such agreements, except to the extent that (i) the Company or such subsidiary has established appropriate reserves on its financial statements referred to in Subsection 1(f) herein or (ii) such nonperformance could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

         (l) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and conform in all material respects to the description of the capital stock contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and all of the capital stock of each subsidiary of the Company that is owned by the Company directly or through other subsidiaries of the Company is owned free and clear of any pledge, lien, encumbrance, claim or equity, otherwise than as set forth in the Prospectus;

         (m) The unissued Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and nonassessable and will conform in all material respects to the description of the Stock contained in the Prospectus; and no person is entitled to preemptive or other rights afforded by the Company to subscribe for the Shares;

         (n) The form of certificate used to evidence the Shares complies in all material respects with the applicable requirements of the Company's Governing Documents (as defined herein) any applicable state law and NASDAQ;

         (o) Except as described in the Prospectus, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity interest in the Company;

         (p) Except as described in the Prospectus (in each of the clauses set forth in this Subsection

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1(p)), the Company and each of its subsidiaries hold such licenses, certificates, permits, franchises and authorizations from governmental authorities (including, without limitation, insurance licenses from the insurance regulatory agencies of the states where the Company and its subsidiaries conduct business or are otherwise necessary to the conduct of the business as described in the Prospectus ("Insurance Licenses")); the Company and each of its subsidiaries has fulfilled and performed all obligations necessary to maintain such licenses, certificates and permits (including, without limitation, the Insurance Licenses); there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation (and no facts exist which the Company believes could reasonably be the basis for any such action, suit, proceeding or investigation) that may reasonably be expected to lead to the revocation, termination or suspension of any such license, certificate or permit (including, without limitation, the Insurance Licenses); the Company and its subsidiaries have made all required material filings under the applicable insurance holding company statutes of each state in which they are required to make such filings, and have filed all material reports, registrations, documents or other information required to be filed thereunder; no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by the Company or its subsidiaries; no order was filed or proposed and no filing of a request for an order was made, and to the knowledge of the Company and its subsidiaries there is no basis, for the filing of an order of liquidation, rehabilitation, conservation or supervision or other delinquency proceedings with respect to any of its Insurance Subsidiaries; and, to the knowledge of the Company, no change in any insurance laws or regulations is pending which, if made effective, would have, or would be reasonably likely to have, individually or in the aggregate with all such changes, a Material Adverse Effect;

         (q) Except as described in the Prospectus, none of the Company nor any of its Insurance Subsidiaries has any reason to believe that the total adjusted capital of each of the Insurance Subsidiaries will fall below 200% of each of the Insurance Subsidiaries risk-based capital as of December 31, 2001;

         (r) Except as disclosed in the Prospectus, the issue and sale of the Shares by the Company, the execution and delivery of this Agreement by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or constitute a "change of control" under, or result in the reduction or loss of any benefit or the creation or acceleration of any right or obligation under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, or would otherwise result in the reduction or loss of any benefit to which the Company or any of its subsidiaries are entitled, nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws or other similar governing document of the Company or any of its subsidiaries, in each case as amended (each such document, a "Governing Document") or any statute or any order, rule or regulation of any court or governmental agency or body (including, without limitation, any insurance regulatory agency or body) having jurisdiction over the Company or any of its subsidiaries or any of their properties, or could be the basis for any action, suit, proceeding or investigation that may be expected to lead to the revocation, termination or suspension of any license, certificate or permit (including, without limitation, the Insurance Licenses), and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body (including, without limitation, any insurance regulatory agency or body) is required for the issue and sale of the Shares, the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the

                                        5

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Underwriters;

         (s) Neither the Company nor any of its subsidiaries is (i) in violation of its Governing Documents or (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, other than in the case of clause (ii) any default that would not have a Material Adverse Effect;

         (t) The statements set forth in the Prospectus under the captions "Description of Capital Stock" and "Shares Eligible for Future Sale" insofar as they purport to constitute a summary of the terms of the capital stock and warrants of the Company and under the captions "Risk Factors," "Business," "Management," "Principal Stockholders," "Certain Related Transactions" and "Underwriting," insofar as they purport to describe the provisions of the laws and documents referred to therein provide a fair summary in all material respects, other than the information in the third, sixth and eight paragraphs under the caption "Underwriting" in the Prospectus as to which the Company makes no representation or warranty;

         (u) Except as disclosed in the Prospectus, the Company and its subsidiaries are conducting their respective businesses in compliance in all material respects with all laws, rules, regulations, decisions, directives and orders applicable to them; there is no action, suit, investigation or proceeding before or by any government, governmental agency or body (including, without limitation, any insurance regulatory agency or body) or court, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries (A) that is required to be disclosed in the Registration Statement and is not disclosed therein, (B) that could, individually or in the aggregate, reasonably be expected to result in any Material Adverse Effect, (C) that could materially and adversely affect the properties, assets or leasehold interests of the Company and its subsidiaries, or (D) that could adversely affect the consummation of the transactions contemplated in this Agreement; and all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their property is the subject, which are not described in the Registration Statement, including ordinary routine litigation incidental to their respective businesses, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

         (v) Except as described in the Prospectus, neither A.M. Best Company, Inc. nor Fitch, Inc. has taken any action to, or to the Company's knowledge, threatened to: (i) downgrade the rating of the Company's debt securities or the claims paying ability or financial strength rating of the Company or any of its subsidiaries or (ii) publicly announce or otherwise indicate to the Company or a subsidiary of the Company that the rating of the Company's debt securities or the claims paying ability or financial strength rating of the Company or any of its subsidiaries is under review;

         (w) Each of the Company and its subsidiaries is in compliance in all material respects with all applicable federal, state and local environmental laws and regulations, including, without limitation, those applicable to emissions to the environment, waste management, and waste disposal (collectively, the "Environmental Laws"), except where such noncompliance could not reasonably be expected to have a Material Adverse Effect, and to the knowledge of the Company, there are no circumstances that would prevent, interfere with or materially increase the cost of such compliance in the future;

         (x) There is no claim under any Environmental Law, including common law, pending or, to the knowledge of the Company, threatened against the Company (an "Environmental Claim"), which could reasonably be expected to have a Material Adverse Effect, and, to the knowledge of the Company, under

                                        6


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applicable law, there are no past or present actions, activities, circumstances, events or incidents, including, without limitation, releases of any material into the environment, that are reasonably likely to form the basis of any Environmental Claim against the Company or its subsidiaries which would be reasonably likely to have a Material Adverse Effect;

         (y) There are no contracts or documents of the Company or any of its subsidiaries which would be required to be described in the Registration Statement or to be filed as exhibits thereto by the Act or by the rules and regulations of the Commission thereunder which have not been so described and filed;

         (z) The Company is not and, after giving effect to the offering and sale of the Shares and the application of proceeds as described in the Prospectus, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

         (aa) Each of the Company and its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally acceptable accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

         (bb) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

         (cc) There are no contracts, agreements or understandings between the Company and any person granting such person the right, which has not been duly waived (either by action or inaction), to require the Company to include any securities of the Company owned or to be owned by such person in the securities registered pursuant to the Registration Statement or to register any securities of the Company that are substantially similar to the Stock for a period of 90 days following the Effective Date; and

         (dd) The accountants who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase
price per share of $[   ], the number of Firm Shares set forth opposite the name
of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause
(a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by the Representatives so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is 2,100,000.


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         The Company hereby grants to the Underwriters the right to purchase at their election up to 2,100,000 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from the Representatives to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         It is understood that each Underwriter has authorized Friedman, Billings, Ramsey & Co., Inc., for such Underwriter's account, to accept delivery of, receipt for, and make payment of the purchase price for, the Firm Shares and the Optional Shares, if any, which such Underwriter has agreed to purchase. Friedman, Billings, Ramsey & Co., Inc., individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Firm Shares or the Optional Shares, if any, to be purchased by any Underwriter whose funds have not been received by the relevant Time of Delivery but such payment shall not relieve such Underwriter from its obligations hereunder.

3. Upon the authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

         It is understood that approximately ______ shares of the Firm Shares ("Directed Shares") will initially be reserved by the Underwriters for offer and sale to employees and persons having business relationships with the Company and its subsidiaries ("Directed Share Participants") upon the terms and conditions set forth in the Prospectus and in accordance with the rules and regulations of the National Association of Securities Dealers, Inc. Under no circumstances will the Representatives or any Underwriter be liable to the Company or to any Directed Share Participant for any action taken or omitted to be taken in good faith in connection with such Directed Share Program. To the extent that any Directed Shares are not affirmatively reconfirmed for purchase by any Directed Share Participant on or immediately after the date of this Agreement, such Directed Shares may be offered to the public as part of the public offering contemplated hereby.

         In connection with the offer and sale of the Directed Shares, the Company agrees, promptly upon a request in writing, to indemnify and hold harmless the Representatives and the other Underwriters from and against any loss, claim, damage, expense, liability or action which (i) arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the approval of the Company for distribution to Directed Share Participants in connection with the Directed Share Program or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) arises out of the failure of any Directed Share Program participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase or (iii) is otherwise related to the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted directly from the bad faith or gross negligence of the Representatives.

4. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Friedman, Billings, Ramsey & Co., Inc. may request upon at least forty-eight hours' prior notice to the Company shall be delivered by or on behalf of the

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Company to Friedman, Billings, Ramsey & Co., Inc., through the facilities of the
Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of immediately available funds to bank accounts designated by the Company. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., Eastern Time, on
[December   ], 2001 or such other time and date as Friedman, Billings, Ramsey &
Co., Inc. and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by Friedman, Billings, Ramsey & Co., Inc. in the written notice given by Friedman, Billings, Ramsey & Co., Inc. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Friedman, Billings, Ramsey & Co., Inc.
and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery."

(b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 7(l) hereof, will be delivered at the offices of Skadden, Arps, Slate, Meagher & Flom L.L.P., Four Times Square, New York, NY 10036 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 3:00 p.m., Eastern Time, on the New York Business Day immediately preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

5. The Company agrees with each of the Underwriters:

         (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by the Representatives promptly after reasonable notice thereof; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

         (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, PROVIDED that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

         (c) Prior to 10:00 am, Eastern Time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus at such locations and in such quantities as Underwriters may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify the Representatives and upon the Representatives request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon such Underwriter's request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as such Underwriter may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

         (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158);

         (e) Except as may otherwise by provided in writing between any director, executive officer and stockholder of the Company and Friedman, Billings, Ramsey & Co., Inc., during the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to, and not to allow its directors, executive officers and certain of the Company's other stockholders listed on Schedule IV hereto, to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, the Stock or any such substantially similar securities, without Friedman, Billings, Ramsey & Co., Inc.'s prior written consent;

         (f) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, to furnish or to make available as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

         (g) During a period of five years from the effective date of the Registration Statement, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to the Representatives (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed or quoted (including the National Association of Securities Dealers Automated Quotations National Market System ("NASDAQ")); and (ii) such additional information concerning the business and financial condition of the Company as the Representatives may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

         (h) In connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted to the extent required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement; and following notification by the Underwriters as to which Directed Share Participants will need to be so restricted, the Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time;

         (i) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

         (j) If the Company elects to rely on Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and

         (k) To use its best efforts to list the Shares for quotation on NASDAQ.

6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the reasonable out-of-pocket expenses incurred by the Underwriters in connection with the transactions contemplated hereby (regardless of whether the sale of the Shares is consummated), including, without limitation, disbursements, fees and expenses of the Underwriters' counsel and marketing, syndication and travel expense and out-of-pocket expenses as may otherwise was agreed or may be agreed by the parties hereto; (ii) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (iii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iv) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey;
(v) all fees and expenses in connection with listing the Shares on NASDAQ; (vi) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares;
(vii) the cost of preparing stock certificates; (viii) the cost and charges of any transfer agent or registrar; (ix) all costs and expenses of the Underwriters, including the fees and disbursements of counsel for the Underwriters, incident to the offer and sale of shares of the Directed Shares by the Underwriters to the Directed Share Participants, as described in Section 3; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.

7. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

         (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Eastern Time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

         (b) Skadden, Arps, Slate, Meagher & Flom L.L.P., counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated such Time of Delivery, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters;

         (c) Kohrman Jackson & Krantz P.L.L., counsel for the Company, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

                    (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with requisite corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                    (ii) The Company has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated thereby;

                    (iii) The Shares have been duly authorized by the Company and, when delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable and free and clear of any preemptive rights or any similar rights arising under any applicable law, the Company's Governing Documents or under any contract filed as an exhibit to the Registration Statement (each, an "Applicable Contract");

                    (iv) The form of certificate used to evidence the Shares complies in all material respects with the applicable requirements of the Company's Governing Documents, any applicable state law and NASDAQ;

                    (v) The Shares conform in all material respects to the description of the Shares contained in the Prospectus;

                  (vi) This Agreement has been duly authorized, executed and delivered by the Company;

                  (vii) The issue and sale of the Shares being delivered at such Time of Delivery by the Company, the execution and delivery of this Agreement by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any Applicable Contract, nor will such action result in any violation of the provisions of the Governing Documents of the Company nor will it, to such counsel's knowledge, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body (including, without limitation, any insurance regulatory agency or body) having jurisdiction over the Company or any of its subsidiaries or any of their properties;

                  (viii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body (including, without limitation, any insurance regulatory agency or body) is required for the issue and sale of the Shares, the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

                  (ix) The statements set forth in the Prospectus under the captions "Description of Capital Stock" and "Shares Eligible for Future Sale" insofar as they purport to constitute a summary of the terms of the capital stock and warrants of the Company and under the captions "Risk Factors," "Business," "Management," "Principal Stockholders," "Certain Related Transactions" and "Underwriting," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

                  (x) The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds as described in the Prospectus, will not be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act;

                  (xi) The Company has an authorized capitalization as set forth in the Prospectus and the authorized capital stock of the Company conforms as to legal matters to the description of the capital stock contained in the Prospectus. The shares of Common Stock shown by the Company's stock record books as being issued and outstanding immediately prior to the date hereof have been duly authorized and are validly issued and are fully paid and nonassessable, and to the knowledge of such counsel, except as described in the Prospectus, are free and clear of any preemptive rights or any similar rights arising under any applicable law, the Company's Governing Document or, to the knowledge of such counsel, under any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument known to such counsel to which it is a party or by which it or any of its properties may be bound;

                  (xii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of the State of Ohio and each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or is subject to no material liability to the Company and its subsidiaries considered as one enterprise by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that she believes that both the Representatives and such counsel are justified in relying upon such opinions and certificates);

                  (xiii) Each Material Subsidiary and Insurance Subsidiary has been duly incorporated and is validly existing as a corporation in each case in good standing under the laws of the jurisdiction of its organization, with the requisite corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability to the Company and its subsidiaries, considered as one enterprise, by reason of the failure to be so qualified in any such jurisdiction; all of the issued and outstanding capital stock of each Insurance Subsidiary and Material Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable and, to the knowledge of such counsel, expect as set forth in the Registration Statement, is owned, directly or through other subsidiaries of the Company, by the Company; and expect as set forth in the Registration Statement all of the capital stock of each Insurance Subsidiary and Material Subsidiary is owned free and clear of any pledge, lien, encumbrance, claim or equity;

                  (xiv) To such counsel's knowledge, the Company and its subsidiaries have good and marketable title in fee simple to all real property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and to such counsel's knowledge any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

                  (xv) To such counsel's knowledge, except as disclosed in the Prospectus, the Company and its subsidiaries are conducting their respective businesses in compliance in all material respects with all laws, rules, regulations, decisions, directives and orders applicable to them; there is no action, suit, investigation or proceeding before or by any government, governmental agency or body (including, without limitation, any insurance regulatory agency or body) or court, domestic or foreign, now pending or, to the knowledge of such counsel, threatened against or affecting the Company or any of its subsidiaries
         (A) that is required to be disclosed in the Registration Statement and not disclosed therein, (B) that could result in any material liability to the Company and its subsidiaries, considered as one enterprise, (C) that could materially and adversely affect the properties, assets or leasehold interests of the Company and its subsidiaries, considered as one enterprise, or (D) that could adversely affect the consummation of the transactions contemplated in this Agreement; all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their property is the subject, which are not described in the Registration Statement, including ordinary routine litigation incidental to their respective businesses, would not have a Material Adverse Effect;

                  (xvi) To such counsel's knowledge, neither the Company nor any of its subsidiaries is (i) in violation of its Governing Documents or
         (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which it or any of its properties may be bound or to which the Company or any of its subsidiaries is a party , except in the case of clause (ii) any default that would not result in a material liability to the Company and its subsidiaries, considered as one enterprise; and

                  (xvii) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection
         (ix) of this section 7(c), they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

         (d) No event shall have occurred that would make it likely, in the Representatives discretion, that the Chase Amendment shall not become effective immediately following the First Time of Delivery.

         (e) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., Eastern Time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Ernst & Young LLP shall have furnished to the Representatives a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration

Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

         (f) Since the respective dates as of which information is given in the Registration Statement and the Prospectus: (i) neither the Company nor any of its subsidiaries shall have sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Prospectus, (ii) there shall have been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth in the Prospectus; (iii) there have been no transactions entered into by the Company or any of its subsidiaries, other than in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, (iv) no order was filed or proposed and no filing of a request for an order was made, and to the knowledge of the Company and its subsidiaries there is no basis for the filing of an order of liquidation, rehabilitation, conservation or supervision or other delinquency proceedings with respect to any of the Insurance Subsidiaries; and (v) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, the effect of which, in any such case described in Clause (i)
(ii), (iii), (iv) or (v), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

         (g) On or after the date hereof (i) no downgrade shall have occurred in the rating accorded the Company's debt securities or the claims paying ability or financial strength rating of the Company or any of its subsidiaries by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced (other than the announcement described in the Prospectus) that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or the claims paying ability or financial strength rating of the Company or any of its subsidiaries. On or after the date hereof, neither A.M. Best Company, Inc. nor Fitch, Inc. shall have taken any action (other than the actions described in the Prospectus) to, or to the Company's knowledge, threatened to: (i) downgrade the claims paying ability or financial strength rating of the Company or any of its subsidiaries or (ii) publicly announce or otherwise indicate to the Company or any of its subsidiaries that the claims paying ability or financial strength rating of the Company or any of its subsidiaries is under review;

         (h) On or after the date hereof, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on NASDAQ; (ii) a suspension or material limitation in trading in the Company's securities on NASDAQ; (iii) a general moratorium on commercial banking activities declared by either Federal or New York or Delaware state authorities, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States; or (iv) any material adverse change in the financial markets in the United States or in the international financial markets, the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic condition, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

         (i) The Shares to be sold at such Time of Delivery shall have been duly listed for quotation on NASDAQ;

         (j) The Company has obtained and delivered to the Underwriters executed copies of an agreement from the stockholders listed on Schedule II hereto, substantially to the effect set forth in Subsection 5(e) hereof in form and substance satisfactory to the Representatives;

         (k) The Company shall have complied with the provisions of Subsection 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

         (l) The Company shall have furnished or caused to be furnished to the Representatives at such Time of Delivery certificates of the Chief Executive Officer and Chief Financial Officer of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this
Section 7 and as to such other matters as the Representatives may reasonably request; and

         (m) The Company shall have entered into an amendment (the "Chase Amendment"), in the form previously provided (with sufficient notice) to the Representatives, to the Credit Agreement, dated as of February 17, 1999, among the Company, the lending institutions and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Administrative Agent, as amended.

8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Friedman, Billings, Ramsey & Co., Inc., Sandler O'Neill & Partners, L.P. or Stifel Nicolaus & Company Incorporated expressly for use therein ; provided further, that the foregoing indemnification with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter if a copy of the Prospectus (as then amended or supplemented) was not sent or given by or on behalf of the Underwriters to the person asserting any losses, claims, damages or liabilities, and if the Prospectus (as amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

         (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Friedman, Billings, Ramsey & Co., Inc., Sandler O'Neill & Partners, L.P. or Stifel Nicolaus & Company Incorporated expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred. The Company acknowledges for all purposes of this Agreement that the statements set forth in the third and sixth paragraphs under the caption "Underwriting" in the Prospectus concerning the terms of the offering by the Underwriters and over-allotment and stabilization by the Underwriter constitute the only information that is to be furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus, the Registration Statement or the Prospectus, each as amended or supplemented or any amendment or supplement thereto.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act or who is an affiliate or partner of any Underwriter; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each other person, if any, who controls the Company within the meaning of the Act or who is an affiliate of the Company.

9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, the Representatives may in their discretion arrange for the Underwriters or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Shares on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company that the Representatives have so arranged for the purchase of such Shares, or the Company notifies the Representatives that it has so arranged for the purchase of such Shares, the Representatives or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the Representatives' opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

         (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase by the non-defaulting Underwriters of the Shares of a defaulting Underwriter or Underwriters as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.


11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 6 and 8 hereof.

12. In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Representatives at Friedman, Billings, Ramsey & Co., Inc., 2000 Auburn Drive, Suite 200, Cleveland, Ohio 44122, Attention:
__________ and if to the Company shall be delivered or sent by mail to the address of the Company set forth in the Registration Statement, Attention:
General Counsel; PROVIDED, HOWEVER, that any notice to an

Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with the Representatives' understanding, please sign and return to us four counterparts hereof, and upon the acceptance hereof by the Representatives, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company.

                                          Very truly yours,

                                          CERES GROUP, INC.


                                          By:
                                            -----------------------------------
                                          Name:
                                          Title:




Accepted as of the date hereof:

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
SANDLER O'NEILL & PARTNERS, L.P.
STIFEL NICOLAUS & COMPANY INCORPORATED
    As representatives of the several Underwriters named in Schedule I hereto,

By: Friedman, Billings, Ramsey & Co., Inc.

By:
   ----------------------------------------------------
Name:
Title:

                                                    SCHEDULE I

                                                                                           Number of Optional
                                                                                              Shares to be
                                                                Total Number of               Purchased if
                                                                  Firm Shares                Maximum Option
                        Underwriter                             to be Purchased                 Exercised
                        -----------                             ---------------                -----------
Friedman, Billings, Ramsey & Co., Inc......................

Sandler O'Neill & Partners, L.P............................

Stifel Nicolaus & Company..................................


















                                                                ---------------                -----------
        Total..............................................
                                                                ===============                ===========


                                                    SCHEDULE II


Central Reserve Life Insurance Company

Continental General Insurance Company

Provident American Life & Health Insurance Company

The Pyramid Life Insurance Company

United Benefit Life Insurance Company

                                                   SCHEDULE III


Ceres Administrators, L.L.C.

Ceres Health Care, Inc.

Ceres Sales, LLC

Continental General Corporation

HealthMark Sales of Ohio, LLC

QQ Agency of Ohio, Inc.

QQLink.com, Inc.

                                  SCHEDULE IV
                              Certain Stockholders